Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.4820%



        Excess Protection Level
          3 Month Average   6.18%
          July, 1999   5.88%
          June, 1999   5.08%
          May, 1999   7.57%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.85%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $ 45,698,903,036.29


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,456,383,517.80